Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

Exhibit 99.2

News Release

New Energy Advances Commercial-Use Power Production Model of SolarWindow™ Following Validation by Independent Expert, Dr. Steven S. Hegedus

Columbia, MD – December 15, 2010 - New Energy Technologies, Inc. (OTCBB: NENE) today announced that successful independent corroboration of early power modeling for the Company’s SolarWindow™ has spurred active development of advanced ‘commercial-use’ models for calculating power production and energy savings for the first-of-its-kind technology capable of generating electricity on glass while remaining see-thru.  Once developed, an advanced power output model which accounts for performance and operating characteristics can serve as a basis for preliminary system sizing, value engineering, economic analysis, and power offset estimates -- important considerations to prospective SolarWindow™ commercial customers.

Today’s news follows validation of the Company’s early power production model by Dr. Steven S. Hegedus, a widely-published expert and authority in photovoltaics.  Dr. Hegedus is credited with more than 90 scientific publications related to thin film solar cell fabrication, characterization, manufacturing methods and reliability studies.  Dr. Hegedus also serves as Principal Investigator of industry-funded programs targeting improved power output of solar cells through chemical processes.  Working through commercial partnerships, Dr. Steven S. Hegedus has developed technologies to help characterize the stability of organic photovoltaic modules under varying environmental conditions, an important hurdle in ensuring long-term performance. He is the co-editor of the Handbook of Photovoltaic Science and Engineering.

“I’m satisfied that New Energy’s preliminary power production model calculations appear accurate and appropriate, and based on reasonable assumptions. The results indicate that even at moderate efficiencies SolarWindow™ could be capable of providing a significant amount of energy, following its successful development and ultimate commercial installation,” explained Dr. Hegedus, following his review of the Company’s early models to calculate SolarWindow’s power production when applied to an entire building as a ‘system’.

“Today’s validation of our commercial-use power production model is an important step in providing potential customers with a performance and economic model for calculating cost-savings associated with the application of SolarWindow™ to building facades,” explained Mr. John A. Conklin, President and CEO of New Energy Technologies, Inc.

Key to maximizing energy production, SolarWindow™ can be applied to the extensive glass surfaces on commercial skyscrapers, an important advantage over conventional solar systems confined to installation on space-prohibitive rooftops.

The prospect of creating the world’s first-of-its-kind SolarWindow™, currently under development, is made possible when researchers spray the Company’s novel, electricity-generating, see-thru coatings onto glass surfaces.  Unique to SolarWindow™, these coatings remain see-thru when applied to glass, and generate electricity under both natural and artificial light conditions.  As part of its ongoing efforts to develop SolarWindow™ for commercial use, New Energy recently obtained an exclusive worldwide commercial license to numerous discoveries important to achieving transparency and ease of manufacturing.

About New Energy Technologies, Inc.

New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•         MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of nine patent applications in the United States and two international patent filings. An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•         SolarWindow™ technologies which enable see-thru windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit: www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.